UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2025

BlackRock Monticello Debt Real Estate Investment Trust

(Exact name of registrant as specified in its charter)

Maryland	000-56720	33-6595754
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Hudson Yards, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 810-5300

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously disclosed, on July 30, 2025, BLKM III, LLC (the “Borrower”), an indirect wholly owned special-purpose financing subsidiary of BlackRock Monticello Debt Real Estate Investment Trust (the “Company”), entered into that certain Credit Agreement, dated as of July 30, 2025 (as amended or otherwise modified from time to time, the “Credit Agreement”), with Customers Bank, as lender, account bank and administrative agent, and certain other participating lenders (collectively, the “Lenders”), MonticelloAM Servicing, LLC, as servicer (the “Servicer”), and the Company, as guarantor, pursuant to which the Lenders committed to make loans to the Borrower in the initial maximum aggregate amount of $150,000,000, which was subsequently increased to $160,000,000 pursuant to Amendment No. 1 to the Credit Agreement, dated as of September 26, 2025.

On November 12, 2025, the Borrower, the Lenders, the Servicer and the Company entered into Amendment No. 2 to the Credit Agreement (“Amendment No. 2”), which further increased the maximum loan amount under the Credit Agreement to $235,0000,000. No other material changes were made with respect to the terms of the Credit Agreement.

The foregoing summary description of Amendment No. 2 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 2, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated herein by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 2 to Credit Agreement dated November 12, 2025, by and among BLKM III, LLC, Customers Bank, BlackRock Monticello Debt Real Estate Investment Trust, and MonticelloAM Servicing, LLC.

104	Cover Page Interactive Data File (embedded within the XBRL file)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock Monticello Debt Real Estate Investment Trust

By:	/s/ Robert P. Karnes
Name:	Robert P. Karnes
Title:	President

Dated: November 17, 2025